UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒                             Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Spark Therapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2017

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Spark Therapeutics, Inc. (the “Company”), dated April 21, 2017, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 31, 2017. This Notice of Change of Location is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about May 15, 2017.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Notice of Change of Location of

Annual Meeting of Stockholders

To Be Held on May 31, 2017

To the Stockholders of Spark Therapeutics, Inc.:

Spark Therapeutics, Inc., or the Company, has changed the location of its upcoming 2017 Annual Meeting of Stockholders, or Annual Meeting, to be held on May 31, 2017 at 8:30 a.m. Eastern Daylight Time. The event is scheduled to be held at the following new location:

Spark Therapeutics, Inc.

2929 Walnut Street

Suite 1000

Philadelphia, PA 19104

There is no change to the proposals to be presented to our stockholders for consideration at the Annual Meeting.

A revised proxy card, reflecting the change in the location of the meeting, has been made available. If you have already voted and do not wish to change your vote, you do not need to do anything. Stockholders may also continue to use the form of proxy previously provided.

The Notice of 2017 Annual Meeting of Stockholders, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.sparktx.com by following the link for “Investors”. To obtain directions to our offices in order to attend the Annual Meeting in person, please visit the “Investors - Events” section of our website at www.sparktx.com or contact Investor Relations at (855) 772-7589.

Your continuing interest in the Company is very much appreciated.

Sincerely,

/s/ Jeffrey D. Marrazzo
Jeffrey D. Marrazzo
Chief Executive Officer

SPARK THERAPEUTICS, INC. 3737 MARKET STREET, SUITE 1300 PHILADELPHIA, PA 19104

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge,

51 Mercedes Way, Edgewood, NY 11717.

.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E28832-P90215 KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SPARK THERAPEUTICS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Class II Directors	☐	☐	☐
Nominees:
01) Steven M. Altschuler, M.D.
02) Lars G. Ekman, M.D., Ph.D.
03) Katherine A. High, M.D.

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
2.	To approve, on an advisory basis, the compensation paid to the Company’s named executive officers.						☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:						1 Year	2 Years	3 Years	Abstain
3.	To recommend, on an advisory basis, the frequency of future stockholder advisory votes on the compensation paid to the Company's named executive officers.					☐	☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain
4.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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E28833-P90215

SPARK THERAPEUTICS, INC.

Annual Meeting of Stockholders

May 31, 2017, 8:30 AM EDT

This proxy is solicited by the Board of Directors

The undersigned stockholder of Spark Therapeutics, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of 2017 Annual Meeting of Stockholders and Proxy Statement, each dated April 21, 2017, and hereby appoints Joseph W. La Barge and Stephen W. Webster, each of them proxies and attorneys-in-fact, with full power of substitution to each, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Stockholders of the Company to be held at the offices of Spark Therapeutics, Inc., 2929 Walnut Street, Suite 1000, Philadelphia, PA 19104 on May 31, 2017, at 8:30 AM EDT, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL NO. 1, "FOR" PROPOSAL NO. 2, "1 YEAR" ON PROPOSAL NO. 3 AND "FOR" PROPOSAL NO. 4. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY MATTER INCIDENTAL TO THE FOREGOING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

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